UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2007

SPARTAN STORES, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-31127 (Commission File Number)	38-0593940 (IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of principal executive offices)	49518-8700 (Zip Code)

Registrant's telephone number,
including area code:  (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Compensatory Arrangements of Certain Officers

(e)          Executive Compensation.

          On May 18, 2007, the Board of Directors of the Company approved stock option grants and restricted stock awards to certain key employees under the Company's Stock Incentive Plan of 2005, including the following grants and awards to the Chief Executive Officer and other executive officers:

	Number of Restricted Shares Granted	Number of Options Granted

Craig C. Sturken	37,000	29,000

Dennis Eidson	13,600	10,600

David M. Staples	9,600	7,500

Theodore C. Adornato	6,300	4,900

Alex J. DeYonker	6,300	4,900

Derek Jones	6,300	4,900

Thomas A. Van Hall	4,400	3,400

          The Stock Incentive Plan of 2005 permits the Company to grant options to participants pursuant to Stock Option Agreements and permits the Company to award restricted stock to participants pursuant to Restricted Stock Agreements, subject to the terms and conditions of the Plan. A form of Stock Option Grant and a form of Restricted Stock Award for Executive Officers are attached hereto as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

          Restricted Stock Awards to Outside Directors.

          On May 18, 2007, the Board of Directors of the Company approved the award of 1,491 shares of restricted stock and 1,186 stock options to each outside director under the Company's Stock Incentive Plan of 2005. This award is part of the Company's previously disclosed annual compensation program for directors. A form of Stock Option Grant and Restricted Stock Award for outside directors are attached hereto as Exhibits 10.3 and 10.4 and are incorporated by reference herein.

          Total Awards to Employees and Outside Directors.

          Overall, on May 18 the Board of Directors approved awards of a total of 159,447 shares of restricted stock and 91,302 stock options to Company employees and outside directors

(including the awards to executive officers and directors reported above) under the Company's Stock Incentive Plan of 2005. For employees, restricted shares vest ratably over a five-year period, and stock options vest ratably over a four-year period; for outside directors, shares and options vest ratably over a three-year period, all subject to the terms and conditions of the plan.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		10.1	Form of Stock Option Grant to Officers.

		10.2	Form of Restricted Stock Award to Officers.

		10.3	Form of Stock Option Grant to Outside Directors.

		10.4	Form of Restricted Stock Award to Outside Directors.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 18, 2007	SPARTAN STORES, INC.

	By	/s/ David M. Staples
David M. Staples Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

10.1	Form of Stock Option Grant to Officers.

10.2	Form of Restricted Stock Award to Officers.

10.3	Form of Stock Option Grant to Outside Directors.

10.4	Form of Restricted Stock Award to Outside Directors.